Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13D. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of June 27, 2022.

Mayfield XV, a Cayman Islands Exempted Limited Partnership

By:	Mayfield XV Management (EGP), L.P., a Cayman Islands Exempted Limited Partnership, its general partner
By:	Mayfield XV Management (UGP), Ltd., a Cayman Islands Exempted Company, its general partner

By:	/s/ Paul Kohli
Name:	Paul Kohli
Title:	Authorized Signatory

Mayfield XV Management (EGP), L.P., a Cayman Islands Exempted Limited Partnership

By:	Mayfield XV Management (UGP), Ltd., a Cayman Islands Exempted Company, its general partner

By:	/s/ Paul Kohli
Name:	Paul Kohli
Title:	Authorized Signatory

Mayfield XV Management (UGP), Ltd., a Cayman Islands Exempted Company

By:	/s/ Paul Kohli
Name:	Paul Kohli
Title:	Authorized Signatory

Mayfield Select, a Cayman Islands Exempted Limited Partnership

By:	Mayfield Select Management (EGP), L.P., a Cayman Islands Exempted Limited Partnership, its general partner
By:	Mayfield Select Management (UGP), Ltd., a Cayman Islands Exempted Company, its general partner

By:	/s/ Paul Kohli
Name:	Paul Kohli
Title:	Authorized Signatory

Mayfield Select Management (EGP), L.P., a Cayman Islands Exempted Limited Partnership

By:	Mayfield Select Management (UGP), Ltd., a Cayman Islands Exempted Company, its general partner

By:	/s/ Paul Kohli
Name:	Paul Kohli
Title:	Authorized Signatory

Mayfield Select Management (UGP), Ltd., a Cayman Islands Exempted Company

By:	/s/ Paul Kohli
Name:	Paul Kohli
Title:	Authorized Signatory